Agreements, Guarantees and Liens	12 Months Ended
Dec. 31, 2022
Agreements Guarantees And Liens [Abstract]
Agreements, Guarantees and Liens
Note 22 – Agreements, Guarantees and Liens

A.	Steakholder Foods Ltd. restricted a deposit of USD 29 thousand (NIS 100 thousand) in favor of a bank to secure its liabilities with respect to credit cards.

B.
To secure its undertakings in connection with its future lease agreement, Steakholder Foods Ltd. provided a bank guarantee in the amount of USD 296 thousand (NIS 1,040 thousand), for which a restricted deposit has been recorded.

C.
To secure its undertakings in connection with its lease agreements as described in Note 19, POM provided a bank guarantee in the amount of USD 24 thousand (EUR 23 thousand), for which a restricted deposit has been recorded.